                                                                EXHIBIT h(29)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


         The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


        FUNDS AVAILABLE UNDER THE               SEPARATE ACCOUNTS                   CONTRACTS FUNDED BY THE
                POLICIES                       UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
        -------------------------              -------------------                  -----------------------

AIM V.I. Capital Appreciation Fund             Separate Account K              o        Park Avenue Life
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Value Fund                            Separate Account M              o        Park Avenue VUL

                                               Separate Account E              o        The Guardian Investor Retirement
                                                                                        Asset Manager Variable Annuity
                                                                                        Contract

                                               Separate Account N              o        Park Avenue VUL - Millennium
                                                                                        Series
                                                                               o        Park Avenue SVUL - Millennium
                                                                                        Series

                                               Separate Account D              o        Value Guard II - Individual and
                                                                                        Group Variable Annuity Contract

                                               Separate Account A              o        Guardian Investor Individual
                                                                                        Variable Annuity Contract


         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   May 1, 2000


                                        AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN             By: /s/ ROBERT H. GRAHAM
        ---------------------------         -----------------------------------
Name:  Nancy L. Martin                  Name:   Robert H. Graham
Title: Assistant Secretary              Title:  President


(SEAL)



                                     1 of 2

                                        A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN             By:    /s/ MICHAEL J. CEMO
        ---------------------------            ---------------------------------
Name:  Nancy L. Martin                  Name:  Michael J. Cemo
Title: Assistant Secretary              Title: President


(SEAL)


                                        THE GUARDIAN INSURANCE & ANNUITY
                                        COMPANY, INC.


Attest: /s/ RICHARD T. POTTER, JR.      By:   /s/ BRUCE C. LONG
       ----------------------------           ----------------------------------
Name:  Richard T. Potter, Jr.           Name:  Bruce C. Long
       ----------------------------           ----------------------------------
Title: Vice President and Counsel       Title: Executive Vice President, Equity
       ----------------------------            Products
                                              ----------------------------------


(SEAL)


                                        GUARDIAN INVESTOR SERVICES CORPORATION


Attest: /s/ RICHARD T. POTTER, JR.      By:   /s/ BRUCE C. LONG
       ----------------------------           ----------------------------------
Name:  Richard T. Potter, Jr.           Name:  Bruce C. Long
       ----------------------------           ----------------------------------
Title: Vice President and Counsel       Title: President
       ----------------------------           ----------------------------------


(SEAL)


                                     2 of 2